MILLER/HOWARD DRILL BIT TO BURNER TIP® FUND
SUMMARY PROSPECTUS

February 28, 2019

Class I Shares (DBBEX) and Adviser Share Class (DBBDX)

Before you invest, you may want to review the Miller/Howard Drill Bit to Burner Tip® Fund’s (the “Fund” or “Drill Bit to Burner Tip® Fund”) Statutory Prospectus (the “Prospectus”) and Statement of Additional Information, both of which are dated February 28, 2019, and are incorporated by reference into this Summary Prospectus as they both contain more information about the Fund and its risks.

You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.mhifunds.com. You can also obtain this information at no cost by calling 1-844-MHFUNDS or by sending an e-mail request to funds@mhinvest.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.mhifunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-844-MHFUNDS or by sending an e-mail request to funds@mhinvest.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-MHFUNDS or send an email request to funds@mhinvest.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Miller/Howard Drill Bit to Burner Tip® Fund

Investment Objective

The investment objective of the Fund is capital appreciation with income as a secondary objective.

Fees and Expenses of the Drill Bit to Burner Tip® Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Drill Bit to Burner Tip® Fund.  You may be required to pay brokerage commissions on your purchases and sales of Class I shares of the Fund, which are not reflected in this table.

Shareholder Fees
(fees paid directly from your investment)

	Class I	Adviser Share Class
Account Maintenance Fee(1)	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Adviser Share Class
Management Fees	0.80%	0.80%
Distribution and Service (12b‑1) Fees	None	0.25%
Other Expenses	3.35%	3.33%
Total Annual Fund Operating Expenses	4.15%	4.38%
Fee Waiver [and/or Expense Reimbursement](2)	(3.20)%	(3.18)%
Total Annual Fund Operating Expenses after Fee Waiver [and/or Expense Reimbursement](2)(3)	0.95%	1.20%

(1)	Shareholders may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually

(2)
MHI Funds, LLC (the “Adviser”) has contractually agreed to waive its fees or cap the Drill Bit to Burner Tip® Fund’s expenses to the extent that the aggregate expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) (“Fund Operating Expenses”), exceed the “Expense Limit,” which is: 0.95% and 1.20% of the average daily net assets of the Class I and Adviser Share Class shares of the Fund, respectively.

If, in any year in which the Advisory Agreement remains in effect, estimated aggregate Fund Operating Expenses for the fiscal year are less than the lesser of the Expense Limit for that year and the Expense Limit in effect at the time the fees were waived or expenses reimbursed, the Adviser shall be entitled to reimbursement by the Drill Bit to Burner Tip® Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of the previous 36 months less any reimbursement previously paid by such Fund to the Adviser.

This agreement will continue in effect until February 28, 2020, and may be terminated or modified prior to February 28, 2020 only with the approval of the Board of Trustees of the Trust.

(3)
The “Total Annual Fund Operating Expenses After Fee Waiver” numbers do not correlate to the “Ratio of expenses to average net assets” after waiver figures in the Financial Highlights section of this Prospectus because these figures have been restated to reflect the current expense limitation agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  You may be required to pay brokerage commissions on your purchases and sales of Class I shares of the Fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed
Share Class	1 year	3 years	5 years	10 years
Class I	$97	$968	$1,854	$4,135
Adviser Share Class	$122	$1,037	$1,964	$4,330

Portfolio Turnover
The Drill Bit to Burner Tip® Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher current taxes when Drill Bit to Burner Tip® Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Drill Bit to Burner Tip® Fund’s performance.  During the most recent fiscal year, the Drill Bit to Burner Tip® Fund’s portfolio turnover rate was 131%.

Principal Investment Strategies

Under normal circumstances, the Drill Bit to Burner Tip® Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities that seek to participate in all phases of the North American energy value chain (see chart below for industries in the North American Value Chain Universe).  The Drill Bit to Burner Tip® Fund seeks to capture the benefits from developments across the entire value chain – from exploration and production companies to midstream pipeline companies transporting, processing, and storing commodities, to customers such as utility companies, and to the other issuers providing related goods and services across all stages of the value chain.  These include, as well, those benefitting from structural advantages of low priced, abundant North American natural gas.  The scope also extends to participants whose businesses benefit from these trends, examples of which may include petrochemical manufacturers, process equipment, and turbine and furnace manufacturers.  These companies are unified by their beneficial exposure to increased North American energy production and consumption, much of which is driven by technological changes that have enabled increased commercialization of shale sourced energy supplies.  Technological breakthroughs in the energy industry over the last ten years have enabled companies to extract commercial quantities of oil and natural gas from organic rich geologic layers of shale.  Shale extraction is distinguished from traditional energy extraction due to a reliance upon advanced and more costly technologies to extract commercial level oil & gas from shale formations.

Equity securities held by the Drill Bit to Burner Tip® Fund may include common stocks, preferred shares, securities or other instruments whose price is linked to the value of common stock, including registered investment companies, exchange traded funds (“ETF”) and exchange traded notes (“ETN”), including ETNs linked to indexes created by the Adviser’s subsidiary, Miller/Howard Strategic Indexes, LLC. The Drill Bit to Burner Tip® Fund may invest in securities of companies with any market capitalization.  In addition, the Drill Bit to Burner Tip® Fund may invest up to 25% of its net assets in securities of MLPs.  The Drill Bit to Burner Tip® Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

Only investments in registered investment companies, ETFs and ETNs that invest substantially all of their assets in the types of investments identified above as permissible investments will be included in the 80% test.

Companies are selected based on particular attributes appropriate for one, or several, of four investment subcategories identified as:  Upstream, Midstream, Downstream, and Enablers.  For example, an Upstream company may possess hard‑to‑duplicate low cost acreage or advanced technologies; a Midstream company may have thousands of miles of existing pipelines with attached rights of way.  A Downstream utility company may have attractive, underappreciated critical infrastructure or growth opportunities; and an Enabler engineering and construction company may have specialized technological expertise.

Below is a chart that identifies the types of companies included in the North American Value Chain Universe.

	UPSTREAM	MIDSTREAM	DOWNSTREAM	ENABLERS
Industry Universe:	• Exploration & Production	• Pipelines • Storage • Gathering • Processing	• Processing & Refining • Retail Distribution • Utilities • Electric Utilities • Gas Utilities • Independent Power producers • Export Terminals	• Oil & Gas Field Services • Refinery, Terminal and Pipeline Construction • Petrochemicals • Turbines and turbine generator sets • Oil and gas field machinery

The Adviser uses Standard Industry Classifications in determining whether issuers fall within the categories listed above.  Standard Industrial Classification (“SIC”) codes are four-digit numerical codes assigned by the U.S. government to business establishments to identify the primary business of the establishment.  The SIC classifications cover all economic activities.

Principal Risks

Risk is inherent in all investing.  The value of your investment in the Drill Bit to Burner Tip® Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time.  You may lose part or all of your investment in the Drill Bit to Burner Tip® Fund or your investment may not perform as well as other similar investments.  The following is a summary description of certain risks of investing in the Drill Bit to Burner Tip® Fund.

Active Management Risk:  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective.  Subjective decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Risk Associated with Focusing Investments in the North American Value Chain:  The Fund’s strategy of focusing its investments on the securities that are the beneficiaries of the North American energy value chain means that the performance of the Fund will be closely tied to the performance of issuers benefiting from the North American energy value chain.  The Fund’s focus presents more risk than if it were more broadly diversified over additional industries and sectors of the economy.  An inherent risk associated with its investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Currency Risk:  Since a portion of the Fund’s assets may be invested in securities denominated in non‑U.S. currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Equity Securities Risk:  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors affecting securities markets generally, the equity securities of energy companies in particular, or a particular company.

Mid-Cap and Small‑Cap Companies Risk:  The Fund may take positions in the securities of companies with small-to-large-sized market capitalizations.  While the Adviser believes that positions in less-liquid securities may provide significant potential for appreciation, they do involve higher risks and greater loss potential in some respects than do positions in securities of larger companies.  For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, and the risk of bankruptcy or insolvency of many smaller companies is higher than for larger, “blue-chip” companies.  In addition, due to thin trading in the securities of small-capitalization companies, positions in those companies may be less liquid.

Investment Company and RIC Compliance Risk:  The Fund may be subject to increased expenses and reduced performance as a result of its investments in other registered investment companies and MLPs.  When investing in other registered investment companies, the Fund bears its pro rata share of the other registered investment company’s fees and expenses including the duplication of advisory and other fees and expenses.  The Fund may invest in MLPs which presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code, which allows the Fund to avoid paying taxes at regular corporate rates on its income.  If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates.  The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.

ETF Risk:  The Fund may invest in ETFs. The market price of an ETF's shares may trade at a discount to its net asset value per share. An active secondary trading market may not develop or be maintained, and the lack of liquidity in a particular ETF could result in it being more volatile than the ETF's underlying portfolio of securities.  ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. The Fund will bear its pro rata portion of an ETF's expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. In addition, a passively managed ETF may not accurately track the performance of the reference index.

ETN Risk: The Fund may invest in ETNs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

Illiquid/Restricted Securities Risk:  The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner.  Illiquid securities may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Infrastructure Companies Risk: A fund that invests significantly in infrastructure related securities has exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Cybersecurity Risk:  Cybersecurity breaches can result in unauthorized parties gaining access to information about Fund assets, customers, and/or proprietary trading or other business processes or cause the Fund and/or its service providers to suffer data loss or corruption or lose operational functionality.  The Funds and the Adviser have taken steps to minimize these risks.

Depositary Receipts Risk:  Depositary receipts may be less liquid than the underlying shares in their primary trading market.  Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary.  Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.  Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Energy Industry Risk:  The Fund may invest in energy companies and energy producers, including pipeline and gas distribution companies.  General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reserve and depletion risk, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, cleanup and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments.  Natural disasters damaging the sources of energy supplies will also impact energy companies.  Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials.

General Fund Investing Risks:  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective.  Investors in the Fund should have long‑term investment perspective and be able to tolerate potentially sharp declines in value.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Market Risk:  Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value.  Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices.  Overall securities values could decline generally or could underperform other investments.

MLPs Risk and Sector Risk:  An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, certain tax risks are associated with an investment in MLP units and the potential for conflicts of interest exists between common unit holders and the general partner, including those arising from incentive distribution payments.  The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes.  If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares.  MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy.  A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund.  At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag behind the performance of other sectors or the broader market as a whole.

MLP Affiliate Risk:  The performance of securities issued by MLP affiliates, including MLP i‑shares and common shares of corporations that own general partner interests, primarily depends on the performance of an MLP.  The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.  Securities of MLP i‑shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.

Non‑U.S. Investment Risk:  Because the Fund can invest its assets in non‑U.S. instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad.

Non‑U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile.  Trading in non‑U.S. markets typically involves higher expense than trading in the United States.  The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.  In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries.  These events may spread to other countries in Europe, including countries that do not use the euro.  These events may affect the value and liquidity of certain of the Fund’s investments.

Shale Sourced Energy Supplies Risk:  Technological breakthroughs in the energy industry over the last ten years have enabled companies to extract commercial quantities of oil and natural gas from organic rich geologic layers of shale.  Shale extraction is distinguished from traditional energy extraction due to a reliance upon advanced and more costly technologies to extract commercial levels of oil & gas from shale formations.  As such, shale oil and natural gas development faces particularly acute risks to fluctuating supply, demand and commodity prices that characterize traditional methods of energy extraction.  Additionally, hydraulic fracturing, a process that involves injecting high volumes of pressurized liquids into shale formations, is a necessary step in the shale development process.  Hydraulic fracturing requires sufficient quantities of available freshwater, and also exposes extractors to the risk that contaminated water is accidentally exposed to drinking water aquifers.  Though such events have been historically rare, companies producing from shale face elevated regulatory, economic, and legal risks due to this practice.

Tax Risk:  The Fund will make distributions that under current law may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gain (which may be taxable at different rates, depending on the length of time the Fund holds its assets).  In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.  Changes to current law could affect the treatment of distributions. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce basis, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment.  See “Taxes and Tax Reporting” below and the Statement of Additional Information for additional information with respect to taxes.

Utilities Risk: The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.

Fund Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Drill Bit to Burner Tip® Fund. The bar chart shows the total return for Class I shares of the Drill Bit to Burner Tip® Fund for the annual periods ended December 31, 2018. Following the bar chart are the Drill Bit to Burner Tip® Fund's highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows how the Drill Bit to Burner Tip® Fund's average annual total returns over time compare with a broad-based securities market index and a more sector-specific index. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.mhifunds.com or by calling the Fund toll-free at 844-MHFUNDS.

Calendar Year Total Return as of December 31

Best Quarter	Worst Quarter
Q2 2018 10.45%	Q4 2018 -19.85%

Average Annual Total Returns for the periods ended December 31, 2018
Class I	One Year	Since Inception (12/31/2015)
Return Before Taxes	-16.65%	0.65%
Return After Taxes on Distributions	-16.77%	-0.17%
Return After Taxes on Distributions and Sale of Fund Shares	-9.76%	0.26%
Adviser Share Class Return Before Taxes	-16.79%	0.37%
S&P Composite 1500 Energy Total Return Index(1)	-19.31%	0.21%
S&P 500 Index	-4.38%%	22.65%
(1) The Fund has replaced the S&P 500 Index with the S&P Composite 1500 Energy Total Return Index as the Fund’s primary benchmark because it more closely aligns with the Fund’s principal investment strategies.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor.  Actual after-tax returns depend on your situation and may differ from those shown.  After-tax returns are shown only for the Class I; after-tax returns for the Adviser Class will vary to the extent it has different expenses. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

MHI Funds, LLC

Portfolio Managers – Name and Title	Portfolio Manager of the Drill Bit to Burner Tip® Fund Since
Lowell G. Miller, Chief Investment Officer, Portfolio Manager	Inception in December 2015
John R. Cusick, CFA, Portfolio Manager/Research Analyst	Inception in December 2015
John E. Leslie, III, CFA, Portfolio Manager/Research Analyst	Inception in December 2015
Michael Roomberg, CFA, Portfolio Manager/Research Analyst	Inception in December 2015
Bryan J. Spratt, CFA, Portfolio Manager/Research Analyst	Inception in December 2015
Gregory L. Powell, PhD, Deputy CIO/Portfolio Manager	September 2017

Purchase and Sale of Fund Shares

For more information, please see When Purchases are Effective.  Minimum and subsequent investment amounts for the Funds are as follows:

	Minimum Initial Investment	Minimum IRA Investment	Minimum Subsequent Investment
Adviser Share Class	$2,500	$500	None
Institutional Class Shares (“Class I”)	$100,000	$5,000	None

General Information

You may purchase and redeem shares of the Fund on any business day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “Purchasing Shares” and “Redeeming Shares” of the Fund’s Prospectus.  Purchases and redemptions may be made by calling 1‑844-MHFUNDS, or by mailing an application or redemption request to the following address:

via Overnight or UPS/Fed Ex Delivery

Miller/Howard Funds Trust
P.O. Box 701
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701

You also may purchase and redeem shares through a financial intermediary.  The minimum requirements may be waived by the Adviser and the financial intermediary.

Tax Information

The Fund normally distributes net realized capital gains, if any, to shareholders annually.  These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax‑deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker‑Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker‑dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.